AMENDMENT and WAIVER (the "Amendment"), dated as of March 21, 1994 of a certain Term Loan Agreement (the "Agreement") dated as of November 30, 1993 between AUDITS & SURVEYS, INC. (the "Company") and CHEMICAL BANK (the "Bank").


                                   WITNESSETH:

     WHEREAS, the Company and the Bank are parties to the Agreement; and

     WHEREAS, the Company has requested the Bank to modify the Agreement and to waive certain violations of the Agreement, and the Bank is agreeable to such requests;

     NOW, THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto hereby agree as follows:

     1. DEFINITIONS. Except as otherwise stated, capitalized terms defined in the Agreement and used herein without definition shall have the respective meanings assigned to them in the Agreement.

     2. WAIVERS. The Bank hereby waives the violations of the Agreement described below (which have taken place on or before the date hereof) and any Defaults or Events of Default resulting therefrom, solely to the extent set forth below:

          (a) Article XII(G) of the Agreement provides that the Company will not permit Consolidated Capital Expenditures to exceed $500,000 during any fiscal year of the Company; Consolidated Capital Expenditures of the Company were $1,000,000 for the fiscal year of the Company ended November 30, 1993;
          (b) Article XII(I) of the Agreement provides that the Company will not permit Capital Funds to be less than $3,500,000 for the fiscal year of the Company ended November 30, 1993; Capital Funds of the Company were $1,255,000 for such fiscal year;

          (c) Article XII(J) of the Agreement provides that the Company will not permit its Current Ratio to be less than 1. 1: 1 at the end of any fiscal year of the Company; the Current Ratio of the Company was 1: 1 at the end of the fiscal year of the Company ended November 30, 1993;

          (d) Article XII(L) of the Agreement provides that the Company will not permit the ratio of Total Consolidated Unsubordinated Liabilities to Consolidated Tangible Net Worth plus Subordinated Debt to exceed 2.25:1 for the fiscal year of the Company ended November 30, 1993; such ratio was 9:1 for such fiscal year.

     3. AMENDMENTS OF THE AGREEMENT.

     The Agreement is amended effective the effective date as follows:

     (a) Article XII(G) is deleted in its entirety;

     (b) Article XII(L) is amended by deleting such provision in its entirety and substituting the following therefor:

          "CAPITAL FUNDS. Permit Capital Funds (as hereinafter defined) to be less than $1,200,000 for any fiscal year of the Company commencing the fiscal year of the Company ended November 30, 1994 or for any trimester period of any fiscal year of the Company commencing the trimester period of the Company ended July 31, 1994. For purposes of this section (I) "Capital Funds" shall mean the sum of Consolidated Tangible Net Worth and Subordinated Debt."

     (c) Article XII(J) of the Agreement is deleted in its entirety;

     (d) Article XII(L) of the Agreement is deleted in its entirety;

     (e) Article XII(M) of the Agreement is deleted in its entirety.

     4. REPRESENTATIONS AND WARRANTIES. To induce the Bank to enter into this Amendment, the Company hereby represents and warrants that:

          (a) The Company has the power, authority and legal right to make and deliver this Amendment and to perform its obligations under the Agreement, as amended by this Amendment, without any notice, consent, approval or authorization not already obtained, and the Company has taken all necessary action to authorize the same.

          (b) The making and delivery of this Amendment and the performance of the Agreement as amended by this Amendment do not violate any provision of law or any regulation or of the Company's charter or by-laws or result in the breach of or constitute a default under or require any consent under any indenture or other agreement or instrument to which the Company is a party or by which the Company or any of its property may be bound or affected. The Agreement as amended by this Amendment constitutes a legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, except as the enforceability thereof may be limited by any applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally.

          (c) The representations and warranties contained in Article IX of the Agreement are true and correct on and as of the date of this Amendment and after giving effect thereto.

          (d) No Default or Event of Default has occurred and is continuing under the Agreement as of the date of this Amendment and after giving effect thereto.

     5. EFFECTIVE DATE. This Amendment shall become effective as of March 21, 1994 (the "Effective Date") when all of the following shall have occurred (all documents to be in form and substance satisfactory to the Bank):

          (a) The Bank shall have received counterparts of this Amendment, duly executed by each of the parties hereto.

          (b) The Bank shall have received a copy of the resolution of the Board of Directors of the Company authorizing the execution, delivery and performance of this Amendment, certified by an appropriate officer of the Company.

          (c) The Bank shall have received an endorsement (the "Endorsement") to the Term Note in the form of Exhibit A hereto.

     6. COUNTERPARTS. This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which taken together shall constitute a single instrument with the same effect as if the signatures thereto and hereto were upon the same instrument.
     7. FULL FORCE AND EFFECT. Except as expressly modified by this Amendment, all of the terms and provisions of the Agreement shall continue in full force and effect, and all parties hereto shall be entitled to the benefits thereof. All references in the Agreement to "this Agreement", and the terms "herein", "hereof', "hereunder" and similar terms used in the Agreement, shall refer to the Agreement as amended by this Amendment and all references to the "Term Note" shall refer to the Term Note as modified by the Endorsement.

     8. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

           IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date set forth above.

                                             CHEMICAL BANK


                                              By:/S/
                                                 -----------------------
                                                Title: Vice President


                                             AUDITS & SURVEYS, INC.


Attest:                                      By:/S/ ANTHONY TIMIRAOS
                                                -----------------------
                                                Anthony Timiraos
/S/ LEONARD SPECTOR                             Senior Vice President
- --------------------------                      and Chief Financial Officer
Leonard Spector
Secretary
                                             By:/S/ SOLOMON DUTKA
                                                -----------------------
                                                Solomon Dutka
                                                Chairman and Chief
Attest:                                         Executive Officer

/S/ LEONARD SPECTOR
Leonard Spector
Secretary

           The undersigned hereby acknowledge the foregoing Amendment and confirm that their obligations under the Guaranty of Payment dated as of November 30, 1993 remain in full force and effect with respect to the Term Loan Agreement dated as of November 30, 1993 as amended by the Amendment.

                                                 /S/ SOLOMON DUTKA
                                                 -----------------------
                                                 Solomon Dutka


                                                 /S/ CARL RAVITCH
                                                 -----------------------
                                                 Carl Ravitch
Attest
/S/ LEONARD SPECTOR
- ------------------------
Leonard Spector
Secretary

                                   EXHIBIT "A"

                                   ENDORSEMENT



                                                                  March 21, 1994


AUDITS & SURVEYS, INC., a New York corporation, hereby agrees that the Term Note dated as of-November 30, 1993 to which this Endorsement is attached be and hereby is amended by inserting in the first paragraph thereof, at the end of line 8, the words "as amended by an Amendment and Waiver Agreement dated as of March 21, 1994."

                                                 AUDITS & SURVEYS, INC.


Attest:                                       By:/S/ ANTHONY TIMIRAOS
                                                 -----------------------
                                                 Anthony Timiraos
                                                 Senior Vice President
/S/ LEONARD SPECTOR                              and Chief Financial Officer
- ----------------------------
Leonard Spector
Secretary
                                              By:/S/ SOLOMON DUTKA
                                                 -----------------------
                                                 Solomon Dutka
                                                 Chairman and Chief
Attest:                                          Executive Officer


/S/ LEONARD SPECTOR
- ----------------------------
Leonard Spector
Secretary